EXHIBIT 99.1 EEI Financial Conference November 11-13, 2018

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; the cost of protecting assets against, or damage due to, cyber crime and terrorism; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2017 Form 10-K and 2018 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2018 EEI Financial Forum 2

Growth plan continues to deliver significant shareholder value Broad utility Strong track record Distinctive focus Strong non-utility infrastructure for shareholders on culture growth agenda investment  Decade-long record  Elite workforce  Doubling renewables,  Expanding pipeline of beating guidance engagement strengthening grid and gathering  Strong TSR over  Force for growth in  Accelerating gas platform 1, 3, 5 and 10 year our community main renewal  Delivering industrial / periods program renewable gas solutions Targeting 5% - 7% operating EPS* growth through 2023 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 3

DTE Energy overview 70% - 75% Utility 25% - 30% Non-utility DTE Electric Gas Storage & Pipelines (GSP) Electric generation and Transport, store and gather distribution natural gas DTE Gas Power & Industrial Projects (P&I) Natural gas transmission, storage Own and operate energy related and distribution assets Energy Trading Gas, power and renewables marketing DTE headquarters DTE operations 2018 EEI Financial Forum 4

• Strong track record for shareholders • Distinctive focus on culture • Broad utility infrastructure investment • Strong non-utility growth agenda • Summary 2018 EEI Financial Forum 5

Growth fueled by investment in utility infrastructure and generation along with non-utility opportunities (billions) DTE Energy Investment Electric $11.3 billion Distribution infrastructure, cleaner +18% generation, maintenance $20 Gas $2.5 billion Base infrastructure, main $17 renewal acceleration GSP $4.0 - $5.0 billion Expansions, NEXUS / Link buildouts, acquisitions P&I $1.0 - $1.4 billion Industrial energy services, renewable natural gas (RNG) 2018 - 2022 2019 - 2023 (Prior plan) (Current plan) 2018 EEI Financial Forum 6

Targeting 5% - 7% operating EPS* growth through 2023 and annualized dividend growth of 7% through 2020 Operating EPS Annualized Dividend Per Share $6.15 $5.78 $4.09 $3.78 $3.53 $2.62 2013 2018 2019 2013 2018 2019 original early guidance outlook * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 7 ** Subject to Board approval

• Strong track record for shareholders • Distinctive focus on culture • Broad utility infrastructure investment • Strong non-utility growth agenda • Summary 2018 EEI Financial Forum 8

Highly engaged employees and top decile customer satisfaction provide a solid framework for success Employee Community engagement Safety involvement Ranked top 3% National Safety Ranked as one of in the world Council’s top 2% of the country's top companies surveyed in corporate citizens by 6 consecutive safety culture Points of Light Gallup Great and J.D. Power** Workplace Awards Customer satisfaction Both utilities ranked 1st by business customers* Both utilities ranked 2nd in residential customer satisfaction** * J.D. Power 2017 Electric and Gas Utility Business Customer Satisfaction Study. Visit jdpower.com 2018 EEI Financial Forum 9 ** J.D. Power 2018 Electric and Gas Utility Residential Midwest Customer Satisfaction Study. Visit jdpower.com

Distinctive continuous improvement culture results in strong track record of cost management All 10,000 employees engaged in CI Utility O&M* to surface and solve problems  Controlling costs while improving the Flat customer experience ‒ Productivity enhancements ‒ Technology innovations ‒ Automation ‒ Infrastructure replacements 2007 2017 ‒ Transition to cleaner energy  Flat utility O&M over the past 10 years ‒ Average annual peer increase of 2.5%  Lowered average industrial customer rate 16% over the past 5 years * Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchased power and gas production expense 2018 EEI Financial Forum 10

Focus on culture and commitment to customers has delivered strong returns for shareholders Decade of exceeding guidance… …and delivering strong TSR results Operating EPS* Total Shareholder Return** (Annualized) 15% $6.30E 14% 14% 11% $3.30 5% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1-YR 2-YR 3-YR 5-YR 10-YR Original guidance Actual S&P 500 Utilities DTE * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 11 ** Source: Bloomberg as of 9/30/2018

• Strong track record for shareholders • Distinctive focus on culture • Broad utility infrastructure investment • Strong non-utility growth agenda • Summary 2018 EEI Financial Forum 12

Michigan has a constructive regulatory environment Ranking of U.S. regulatory jurisdictions*  Recovery mechanism for renewables (Michigan in Tier 1)  Certificate of necessity to build 1,100 MW natural gas power plant Tier 1 6  Infrastructure recovery mechanism (IRM) accelerated at DTE Gas Tier 2 10  IRM requested at DTE Electric Tier 3 19 Tier 4 10 Tier 5 6 * Source: UBS, February 2018 (50 states and Washington, D.C.) 2018 EEI Financial Forum 13

DTE Electric overview  2.2 million customers  11,000 megawatt system capacity  Largest electric utility in Michigan DTE Electric service territory 2018 EEI Financial Forum 14

Providing cleaner energy and strengthened distribution infrastructure for our customers Delivering 50% clean energy by 2030 Cleaner energy and >80% carbon emissions reduction by 2050* Addresses substation load growth Infrastructure redesign and aging infrastructure Targets 100% remote monitoring Technology enhancement and enhances cybersecurity Enhanced tree trimming Improves distribution reliability 2018 EEI Financial Forum 15 * CO2 percentage reductions from 2005 levels

Increasing reliability and customer satisfaction with investments in cleaner energy and distribution (billions) Electric Investment Cleaner generation +9% Building new gas plant, doubling renewable portfolio, adding voluntary $11.3 renewable options $10.4 Distribution infrastructure Progressing to best-in-class in reliability Base infrastructure Reducing costs through productivity and efficiency investments 2018 - 2022 2019 - 2023 (Prior plan) (Current plan) Targeting 7% - 8% operating earnings* growth * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 16

DTE Gas overview  1.3 million customers  139 Bcf storage capacity  One of the nation’s largest natural gas utilities DTE Gas service territory 2018 EEI Financial Forum 17

Replacing aging infrastructure achieves fundamental shift in performance, cost and productivity Minimizes leaks, both reducing costs and Main renewal improving customer satisfaction Reduces manual meter reading, Technology enhancement improving both operational efficiencies and customer satisfaction Strengthens the system, decreasing Pipeline integrity the potential for system issues 2018 EEI Financial Forum 18

Improving service to customers through infrastructure renewal and replacement (billions) Gas Investment +19% NEXUS related Added compression $2.5 $2.1 Infrastructure renewal Accelerating main renewal program Base infrastructure Enhancing transmission, compression, distribution, storage 2018 - 2022 2019 - 2023 (Prior plan) (Current plan) Targeting 8% - 9% operating earnings* growth * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 19

• Strong track record for shareholders • Distinctive focus on culture • Broad utility infrastructure investment • Strong non-utility growth agenda • Summary 2018 EEI Financial Forum 20

GSP overview  Transport, gather, store natural gas  6 pipelines  2,000 miles of pipe and gathering lines  91 Bcf of storage Ontario Michigan Northeast Gathering Market Gas Storage Bluestone Midwest Birdsboro Link Lateral & Gathering Mid-Atlantic & LNG Southeast Gulf 2018 EEI Financial Forum 21

Focus on growth platforms drives continued success Connecting high-quality markets to Pipeline world-class geology Serving among strongest geology Gathering in a growing basin Capitalizing on strategic location to Storage serve key markets and future power generation load growth 2018 EEI Financial Forum 22

Multiple platforms underpin long-term growth (millions) GSP Operating Earnings* • 5-year growth of 21% through 2019 $335 - $345 • 12% growth from 2019 early outlook ‒ Continued pipeline expansions ‒ Investment around Link and NEXUS $208 - $218 platforms ‒ Strategic acquisitions • Strong development queue $82$190 2014 2019 2023E early outlook $4.0 - $5.0 billion investment (2019 - 2023) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 23

Gas Storage & Pipelines continues growth track record Accomplishments 2013 - 2018 operating earnings* growth of ~$160 million • Deployed ~$3.5 billion of capital over the past 5 years • Bluestone: significant expansion from 0.3 to 1.2 Bcf/day • Millennium and Vector: multiple expansions completed • Link: strategic acquisition, expansions underway • NEXUS: in service, poised for growth Future growth 2018 - 2023 operating earnings growth of ~$110 million • Plan to invest $4 billion - $5 billion • Link: continued expansion opportunities • NEXUS: multiple future expansions • Greenfield gathering: opportunities exist in Marcellus/Utica basins • Strategic acquisitions: opportunities to acquire assets in our core geography * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 24

P&I overview  Leading developer of energy related businesses in North America  Business lines include industrial energy services, renewable energy and reduced emissions fuel 2018 EEI Financial Forum 25

Focus on growth platforms drives continued success Developing new cogeneration projects to Industrial Energy Services improve customer environmental attributes and lower energy costs Expanding business to generate Renewable Energy RNG at landfill and agricultural sites Maximizing cash flows to reinvest in Reduced Emissions Fuel long-term earnings across DTE 2018 EEI Financial Forum 26

Operating earnings* post REF are underpinned by attractive growth opportunities

DTE Energy

(millions)


P&I Operating Earnings
$119 - $134
$125 - $135
2019
early outlook**
2023E

$1.0 - $1.4 billion investment (2019 - 2023)

- P&I growth opportunities stronger than previously anticipated, driving higher earnings in 5-year plan
- Current project development queue is very strong
- 5-year plan calls for P&I to:
  - Backfill REF earnings with new projects
  - Originate ~$15 million of project earnings each year through 2023
  - Achieve ~$130 million of long-term earnings by 2023

* Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

** Includes REF tax equity deal - accelerates cash flows of $100 million/year for 3 years and reduces income by ~$40 million

2018 EEI Financial Forum 27

Long track record providing industrial energy services solutions • Strong track record of repeat business with multiple customers • Cogeneration drivers include: ‒ Increasing electricity rates ‒ Low natural gas costs ‒ Superior efficiency of industrial cogeneration systems • 2-3 GW of additional industrial cogeneration forecasted in the U.S. over the next 3-4 years • P&I expects to develop multiple cogeneration projects over the next 5 years P&I has investment opportunities in active development and multiple targets in early screening 2018 EEI Financial Forum 28

Leveraging expertise by developing growing portfolio of renewable natural gas projects • RNG is methane that is upgraded to natural gas pipeline quality standards • P&I has produced RNG from landfill gas for over 15 years and recently entered the agricultural waste gas sector • Acquired four new projects in 2017/2018 ‒ Significant development queue with additional opportunities for growth • Federal and state mandates are driving significant demand increases ‒ National renewable fuel standard ‒ California low-carbon fuel standard ‒ International compliance standards ‒ Additional states reviewing standards RNG has favorable long-term outlook with bipartisan governmental support 2018 EEI Financial Forum 29

Energy Trading overview Marketing and intelligence expertise supports other business units  Moves GSP customers’ gas to market  Markets and originates for P&I’s RNG business 2018 EEI Financial Forum 30

Energy Trading business provides valuable market insights and cash for reinvestment (millions) • 20+ years of experience in the trading business Energy Trading Earnings* • Marketing capabilities support other business units ‒ Moves GSP customers’ gas to $40 $30 - $40 market ‒ Markets and originates for P&I’s RNG business • Physical assets increasingly underlie positions 5-year average 2023E ‒ Economic earnings closely economic operating correlated to longer term operating earnings earnings earnings ‒ Future operating earnings expected Contributed ~$500 million cash to be in line with historical over the last ten years economic earnings of $40 million * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 31

• Strong track record for shareholders • Distinctive focus on culture • Broad utility infrastructure investment • Strong non-utility growth agenda • Summary 2018 EEI Financial Forum 32

Summary • Targeting 5% - 7% operating EPS* growth through 2023 • Driving utility growth through infrastructure investments focused on cleaner energy, improved reliability and an enhanced customer experience • Continuing strategic and sustainable growth in non-utility businesses • Maintaining strong balance sheet metrics • Delivering strong EPS and dividend growth that drive premium total shareholder returns 2018 EEI Financial Forum 33 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Appendix 2018 EEI Financial Forum 34

2019 operating EPS* early outlook grows 6.4% from 2018 original guidance (millions, except EPS) 2018 2018 2019 Original Revised Early Guidance Guidance Outlook DTE Electric $648 - $662 $667 - $679 $698 - $712 DTE Gas 152 - 160 152 - 160 171 - 179 Gas Storage & Pipelines 185 - 195 225 - 235 208 - 218 Power & Industrial Projects 115 - 135 155 - 170 119 - 134 Energy Trading 5 - 20 20 - 30 15 - 25 Corporate & Other (100) - (90) (110) - (100) (112) - (102) DTE Energy $1,005 - $1,082 $1,109 - $1,174 $1,099 - $1,166 Operating EPS $5.57 - $5.99 $6.12 - $6.48 $5.97 - $6.33 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2018 EEI Financial Forum 35

2018 cash flow and capital expenditures guidance (billions) (millions) Cash Flow Capital Expenditures 2018 2018 Guidance Guidance Cash From Operations* $2.2 DTE Electric Base Infrastructure $750 Capital Expenditures (3.6) New Generation 340 Free Cash Flow ($1.4) Distribution Infrastructure 810 $1,900 Asset Sales & Other - DTE Gas Dividends (0.6) Base Infrastructure $257 Net Cash ($2.0) NEXUS Related 13 Main Renewal 190 Debt Financing: $460 Issuances $2.1 Non-Utility $1,100-$1,300 Redemptions (0.1) Change in Debt $2.0 Total $3,460-$3,660 * Includes $0.25 billion of equity issued for employee benefit programs 2018 EEI Financial Forum 36

Maintaining strong cash flow and balance sheet Sources and Uses (2019 - 2021) Debt Equity Capital • Issuing $1.0 billion - $1.5 billion of Investment equity 2019 - 2021 Cash from Operations ‒ Up to $250 million of equity in 2019 Dividends using internal mechanisms Sources Uses • Strong cash from operations support capital investments Funds from Operations* / Debt** • Targeting strong investment-grade credit rating Target 18% 18% 2018E 2019 - 2021E * Funds from Operations (FFO) is calculated using operating earnings ** Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the 2018 EEI Financial Forum 37 convertible equity units as equity

DTE Electric and DTE Gas regulatory update

DTE Energy

DTE Electric

- General rate case - filed July 2018 (U-20162)
  - Final order: May 2019
  - Rate recovery: $320 million
  - ROE: 10.5%
  - Capital structure: 49% debt, 51% equity
  - Rate base: $17.2 billion
- Capacity charge case - April 2017 (U-18248)
  - March 2018 MPSC staff report indicated adequate capacity
- 5-year electric distribution plan filed January 2018 (U-18014)
- Received Certificate of Necessity for natural gas plant April 2018 (U-18419)

DTE Gas

- General rate case - order received September 2018 (U-18999)
  - Effective: October 2018
  - Rate recovery: $9 million ($47 million net rate impact after termination of tax credit)
  - ROE: 10.0%
  - Capital structure: 48% debt, 52% equity
  - Rate base: $4.2 billion
- Expect to file rate cases every ~2 years



2018 EEI Financial Forum 38

Doubling renewable generation provides cleaner mix Generation Mix  300 MW volunteer renewable program 1% with potential for more 2% 10% 15%  Targeting 50% clean energy by 2030 20% 2% 25% 24% 20%  Over 80% reduction of carbon emissions by 2050* 25% 20%  Additional 1,000 MW by 2022 77% 20% 64% 45% 30% 2005 2017 2024** 2030** Coal Natural Gas Nuclear & other Renewables * CO2 percentage reductions from 2005 levels ** Timing and mix are subject to change 2018 EEI Financial Forum 39

Replacing coal with renewables and natural gas Planned Retirements (~6,400 MW) River St. Trenton Belle Monroe Rouge Clair Channel River 2020 2030 2040 2050 Planned Additions (~7,500 MW*) 2018-2022 1,000 MW Additional renewables capacity (TBD) 2018-2022 15 MW 2022 Additional natural gas capacity (TBD) 1,100 MW A steady march toward zero-emitting and low-emitting resources * Subject to change based on capacity mix 2018 EEI Financial Forum 40

2009 - 2010 full year reconciliation of reported to operating EPS (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2009 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.24
DTE Electric			
Chrysler accounts receivable bad debt reserve	$0.04	($0.02)	$0.02
DTE Gas			
Gain on sale of MichCon natural gas gathering and treating assets	(0.12)	0.04	(0.08)
Amortization of goodwill associated with sale of MichCon natural gas gathering and treating assets	0.12	(0.04)	0.08
Gas Storage & Pipelines	-	-	-
Power & Industrial Projects			
Chrysler accounts receivable bad debt reserve	0.01	-	0.01
General Motors accounts receivable bad debt reserve	0.03	(0.01)	0.02
Energy Trading			
Corporate & Other			
Residual hedge impact from Antrim sale	0.02	(0.01)	0.01
DTE Energy Operating EPS	$0.10	($0.04)	$3.30

2010 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.74
DTE Electric			
Settlement with Detroit Thermal	($0.03)	$0.01	($0.02)
DTE Gas			
Performance Excellence Program deferral approved by MPSC	(0.19)	0.07	(0.12)
Gas Storage & Pipelines	-	-	-
Power & Industrial Projects	-	-	-
Energy Trading	-	-	-
Corporate & Other	-	-	-
DTE Energy Operating EPS	($0.22)	$0.08	$3.60

2018 EEI Financial Forum 41

2011 - 2012 full year reconciliation of reported to operating EPS (non-GAAP)

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011 Segment Diluted Earnings Per Share	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.18
DTE Electric			
Fermi asset retirement obligation	$0.08	($0.03)	$0.05
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
	-	-	-
Energy Trading			
Corporate & Other			
Income tax adjustment due to enactment of MCIT	(0.50)	-	(0.50)
DTE Energy Operating EPS	($0.42)	($0.03)	$3.73

2012 Segment Diluted Earnings Per Share	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$3.55
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Coke oven gas settlement	$0.06	($0.02)	$0.04
Chicago Fuels Terminal sale	0.02	(0.01)	0.01
Pet coke mill impairment	0.01	-	0.01
Energy Trading			
	-	-	-
Corporate & Other			
	-	-	-
Discontinued operations			
Unconventional gas production	0.48	(0.15)	0.33
DTE Energy Operating EPS	$0.57	($0.18)	$3.94

2018 EEI Financial Forum

42

2013 - 2014 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2013 Segment Diluted Earnings Per Share 2014 Segment Diluted Earnings Per Share Pre-tax Income Pre-tax Income adjustments taxes EPS adjustments taxes EPS DTE Energy Reported EPS $3.76 DTE Energy Reported EPS $5.10 DTE Electric DTE Electric - - - - - - DTE Gas DTE Gas - - - - - - Gas Storage & Pipelines Gas Storage & Pipelines - - - - - - Power & Industrial Projects Power & Industrial Projects Asset impairment $0.03 ($0.01) $0.02 - - - Energy Trading Energy Trading Certain mark-to-market transactions 0.51 (0.20) 0.31 Certain mark-to-market transactions ($0.93) $0.36 ($0.57) Corporate & Other Corporate & Other - - - Investment impairment 0.04 (0.01) 0.03 DTE Energy Operating EPS $0.54 ($0.21) $4.09 NY state tax law change 0.07 (0.03) 0.04 DTE Energy Operating EPS ($0.82) $0.32 $4.60 2018 EEI Financial Forum 43

2015 - 2016 full year reconciliation of reported to operating EPS (non-GAAP)

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2015 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.05
DTE Electric			
2011/2012 PSCR disallowance	$0.11	($0.04)	$0.07
Tree trimming disallowance	0.06	(0.01)	0.05
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
	-	-	-
Power & Industrial Projects			
Contract termination	0.08	(0.03)	0.05
Shenango Plant Closure	0.62	(0.23)	0.39
Energy Trading			
Certain mark-to-market transactions	0.43	(0.17)	0.26
Natural gas pipeline refund	(0.08)	0.03	(0.05)
Corporate & Other			
	-	-	-
DTE Energy Operating EPS	$1.22	($0.45)	$4.82

2016 Segment Diluted Earnings Per Share

	Pre-tax adjustments	Income taxes	EPS
DTE Energy Reported EPS			$4.83
DTE Electric			
	-	-	-
DTE Gas			
	-	-	-
Gas Storage & Pipelines			
Transaction costs for AGS & SGG Acquisition	$0.08	($0.03)	$0.05
Power & Industrial Projects			
	-	-	-
Energy Trading			
Certain mark-to-market transactions	0.64	(0.25)	0.39
Corporate & Other			
Transaction costs for AGS & SGG Acquisition	0.02	(0.01)	0.01
DTE Energy Operating EPS	$0.74	($0.29)	$5.28

2018 EEI Financial Forum 44

2017 full year reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2017 Segment Diluted Earnings Per Share Pre-tax Income adjustments taxes EPS DTE Energy Reported EPS $6.32 DTE Electric MPSC disallowance of PSCR $0.09 ($0.03) $0.06 Implementation costs of new billing system 0.05 (0.02) 0.03 Remeasurement of deferred taxes due to TCJA - (0.03) (0.03) DTE Gas Implementation costs of new billing system 0.03 (0.01) 0.02 Gas Storage & Pipelines Remeasurement of deferred taxes due to TCJA - (0.64) (0.64) Power & Industrial Projects Impairment of REF assets due to third party plant closure 0.07 (0.03) 0.04 Remeasurement of deferred taxes due to TCJA - (0.12) (0.12) Energy Trading Remeasurement of deferred taxes due to TCJA - 0.01 0.01 Certain mark-to-market transactions (0.49) 0.19 (0.30) Corporate & Other Remeasurement of deferred taxes due to TCJA - 0.20 0.20 DTE Energy Operating EPS ($0.25) ($0.48) $5.59 2018 EEI Financial Forum 45

2014 full year reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2014 Segment Net Income Reported Pre-tax Income Operating Earnings Adjustments Taxes Earnings DTE Electric $ 528 - - $ 528 DTE Gas 140 - - 140 Gas Storage & Pipelines 82 - - 82 Power & Industrial Projects 90 - - 90 Energy Trading 122 20 Certain mark-to-market transactions (167) 65 Corporate & Other (57) (44) Investment impairment 8 (3) NY state tax law change 12 (4) DTE Energy $ 905 $ (147) $ 58 $ 816 2018 EEI Financial Forum 46

2013 - 2017 Energy Trading reconciliation of operating earnings to economic earnings (non-GAAP) (millions) 2013 2014 2015 2016 2017 Reported earnings ($58) $122 ($22) ($45) $72 Operating adjustments 55 (102) 37 70 (52) Operating earnings (3) 20 15 25 20 • Economic earnings (non-GAAP) Accounting adjustments* 24 37 39 15 9 equals economic gross margin** minus O&M expenses and taxes Economic earnings $21 $57 $54 $40 $29 • DTE Energy management uses economic earnings (non-GAAP) as 2013 2014 2015 2016 2017 one of the performance measures for Certain mark-to-market external communications with $90 ($167) $77 $115 ($88) transactions (pre-tax) analysts and investors Income taxes (35) 65 (30) (45) 34 • Internally, DTE Energy uses Natural gas pipeline (16) economic earnings (non-GAAP) as refund (pre-tax) one of the measures to review Income taxes 6 performance against financial targets Deferred tax and budget 0 remeasurement (pre-tax) Income taxes 2 Operating adjustments $55 ($102) $37 $70 ($52) * Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts ** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative 2018 EEI Financial Forum 47 contract costs

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2012 operating earnings excluded the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. 2018 EEI Financial Forum 48